Verenium Corporation Q2 2012 Earnings Call August 6, 2012 Exhibit 99.2

Forward Looking Statements
Statements in this presentation that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These include, but are not limited to, statements related to Verenium’s technology, products and product candidates (including Verenium’s ability to identify, develop and commercialize new products and product candidates, either independently or with collaboration partners, and Verenium’s timetable for doing so), lines of business, markets (including market size and Verenium’s ability to identify, develop and commercialize products to address those markets), operations (including Verenium’s ability to successfully negotiate and enter into collaboration partnerships), capabilities, commercialization activities, customer adoption rates, industry conditions, future financial performance, and near-term and longer-term growth and prospects. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, risks associated with Verenium’s strategic focus, technologies, products and product candidates (including Verenium’s ability to identify, develop and commercialize new products and product candidates, either independently or with collaboration partners, and market demand for these product and product candidates), dependence on patents and proprietary rights, protection and enforcement of its patents and proprietary rights, the commercial prospects of the industries in which Verenium operates and sells products, Verenium’s dependence on manufacturing and/or license agreements, its ability to achieve milestones under existing and future collaboration agreements, the ability of Verenium and its partners to commercialize its technologies and products (including by obtaining any required regulatory approvals) using Verenium’s technologies, the timing for launching any commercial products and projects, the ability of Verenium and its collaborators to market and sell any products that it or they commercialize, the development or availability of competitive products or technologies, the future ability of Verenium to enter into and/or maintain collaboration and joint venture agreements and licenses on a timely basis or at all,  and risks and other uncertainties more fully described in Verenium’s filings with the Securities and Exchange Commission, including, but not limited to, Verenium’s annual report on Form 10-K for the year ended December 31, 2011 and any updates contained in its subsequently filed quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof, and Verenium expressly disclaims any intent or obligation to update these forward-looking statements.

Agenda
1) Janet Roemer, Chief Operating Officer
– Second Quarter Commercial Operational Trends & Performance
2) Jeff Black, Chief Financial Officer
– Financial Results for the First Half of 2012
3) James Levine, President & Chief Executive Officer
– Key Growth Drivers Including:
i. Current Commercial Products
ii. Product Pipeline
iii. Expansion Pipeline

phyzyme® XP
	FUELZYME® ALPHA-AMYLASE DELTAZYM® GA L-E5 GLUCOAMYLASE XYLATHIN® XYLANASE
	PYROLASE® CELLULASE VEREFLOW™ ALPHA-AMYLASE

ANIMAL HEALTH AND NUTRITION
Lead Product,  $310M+ Market
Verenium’s Unique Commercial Products
Near-term revenue growth driven from share gain in existing markets
GRAIN PROCESSING
$400M Market
OILFIELD SERVICES
Up to $270M* Combined Market In
Hydraulic Fracturing & Filter Cake
Removal

Source: Market size estimates based on Verenium internal estimates and research reports including: BCC Research, “Global Markets for Enzymes in Industrial Applications”, March 2012, and L.
Hepner  & Associates, “Industrial Enzymes for Starch, Dairy, Detergents, Baking, Textiles,  Food and Animal Feed”, February 2011.
*Total estimated market for all enzyme and chemical breakers.
Phyzyme® XP Phytase is a registered trademark of  Dansico Animal Nutrition, now owned by DuPont.

Verenium’s Product Pipeline
(As of Q2 2012)

Product Candidate Potential Market
Size (2016)*
Estimated
Launch
Target Market
Position
Next-Gen Phytase $400 - 450M 2013 - 2015 Major
(1)
NSP Cocktail
(Non Starch Polysaccharides)
$200 - 250M 2013 - 2015 Major
Next-Gen Gluco-Amylase $200 - 250M 2013 - 2014 Specialty
(2)
Process Enhancer $15M 2012  - 2013 Major
Process Enhancer $10M 2013 - 2014 Major
Starch Modifier $5M 2013 Exclusive
(3)
Hyper-Thermostable Guar Breaker
Up to $250M
*
2012 Specialty
Next-Gen Guar Breaker
Up to $250M
*
2013 Specialty
Animal Health & Nutrition Enzymes
Grain Processing Enzymes
Oilfield Services Enzymes
Source: Market size estimates based on Verenium internal estimates and research reports including: BCC Research, “Global Markets for Enzymes in Industrial Applications”, March 2012, and L.
Hepner  & Associates, “Industrial Enzymes for Starch, Dairy, Detergents, Baking, Textiles,  Food and Animal Feed”, February 2011.
*Total estimated market for all enzyme and chemical breakers
(1) We define Major market position as 20-30% targeted market penetration at maturity
(2) We define Specialty market position as 5-10% targeted market penetration at maturity
(3) We define Exclusive market position as 100% targeted market penetration at maturity due to limited competition

Verenium’s Expansion Pipeline: Targeted Markets 6 ANIMAL HEALTH OILFIELD SERVICES GRAIN PROCESSING Current Markets New Markets BAKING PERSONAL CARE SWEETENERS DETERGENTS /CLEANERS

Verenium as a Preferred Collaboration Partner in
Industrial Enzymes

•
OUR TECHNOLOGY
Industry leading technology for discovering and evolving
enzymes
•
OUR FULL SUITE OF CAPABILITIES
From enzyme discovery, evolution,
expression through to commercial scale manufacturing
•
OUR TRACK RECORD
Demonstrated ability to produce high-performance
products in competitive fields
•
OUR PARTNERING HISTORY
Successful past collaboration partnerships give
us insight into what works well
•
OUR SMALL SIZE AND FLEXIBILITY
Gives us flexibility to structure
collaboration partnerships to achieve success
•
OUR SCARCITY
The alternatives to Verenium’s capabilities are limited and of a completely different scale and business model

The Diversified Company We Are Building

Current
Commercial
Products
Product
Pipeline and
Current
Commercial
Products
2012 Revenue Medium Term Potential Revenue
Expansion
Pipeline
$2.5B+ market
opportunity from new
potential products for:
•Animal Health & Nutrition
•Oilfield Services
•Grain Processing
•Detergents & Cleaners
•Syrups & Sweeteners
•Personal Care
•Baking
Product Pipeline:
• Defined target molecule
• Implementing product development plan
Expansion  Pipeline:
• Collaboration partnership discussions in progress
• Target molecule may or may not be defined
• Product development plan under development

Verenium’s Growth Drivers

Core Technology and Assets
Commercial Products
Product Pipeline
• 8 currently targeted at 3
markets
•Animal Health &
Nutrition
•Grain Processing
•Oilfield Services
• Up to $1B current
market opportunity
• 10 new product
candidates for currently
addressed markets
• Select initial launches
expected to begin 2012-
2013
• Broaden market
opportunity to up to
$1.4B by 2016
• Identified candidates under
discussion with potential
collaborators
• For current  AND new
markets
• Detergents and Cleaners,
Baking, Sweeteners,
Personal Care
• Focused on the rapid
creation of products from our
enzyme collection
• Secondary focus on enzyme
products from new discovery
and evolution programs
Product Pipeline
Expansion Pipeline

Verenium Corporation Q2 2012 Earnings Call August 6, 2012